SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

Trust for Professional Managers
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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[May 28], 2021

Dear Shareholder:

Please take a moment to read this letter about an important matter pertaining to your investment in the Barrett Growth Fund (the “Fund”).

Barrett Asset Management, LLC (“Barrett”) had served as the investment adviser to the Fund, a series of Trust for Professional Managers (the “Trust”), since its inception. Effective March 11, 2021, Barrett and the equityholders of Barrett entered into a purchase agreement (the “Purchase Agreement”) with CI US Holdings Inc., a Delaware corporation, and CI Financial Corp., an Ontario corporation which is the parent company of CI US Holdings, Inc. (collectively, “CI Financial”), pursuant to which CI Financial acquired a majority ownership equity stake in Barrett. The closing of the transaction c(the “Transaction”) resulted in an assignment, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the investment advisory agreement between the Trust, on behalf of the Fund, and Barrett (the “Prior Investment Advisory Agreement”) and, as a result, its automatic termination. In anticipation of the Transaction, at a meeting held on April 15, 2021, the Trust’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined under the 1940 Act (the “Independent Trustees”), approved an interim investment advisory agreement effective April 15, 2021 between the Trust, on behalf of the Fund, and Barrett (the “Interim Investment Advisory Agreement”). Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement allows the Fund up to 150 days to obtain shareholder approval of a permanent investment advisory agreement between the Trust, on behalf of the Fund, and Barrett.

The Transaction did not result in any significant changes for the shareholders of the Fund. Importantly, Mr. E. Wells Beck, Executive Partner, Managing Director and Director of Research of Barrett and a portfolio manager of the Fund since 2006, and Mr. Owen W. Gilmore, Associate Managing Director of Barrett and a portfolio manager of the Fund since 2017, continues to serve as the Fund’s portfolio managers. As a shareholder of the Fund, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Barrett (the “New Investment Advisory Agreement”) to continue to engage Barrett as the Fund’s investment adviser on a permanent basis. The 1940 Act requires that the New Investment Advisory Agreement be approved by both a majority of the Independent Trustees and a “majority of the outstanding voting securities” of the Fund as such term is defined under the 1940 Act. The New Investment Advisory Agreement will become effective upon approval by Fund shareholders. This proposal is explained more fully in the accompanying proxy statement.

The proposal to approve the New Investment Advisory Agreement with Barrett has been carefully reviewed by the Trust’s Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees unanimously recommends that you vote FOR the proposal. It is very important that we receive your vote before August 3, 2021. Voting is quick and easy. Everything you need is enclosed. To cast your vote via:

a.INTERNET: Visit the website indicated on your Proxy Card(s). Enter the control number on your Proxy Card(s) and follow the instructions.
b.PHONE: Please call the toll-free number listed on your Proxy Card(s). The control number on your Proxy Card(s) will be needed at the time of the call.
c.MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

We appreciate your participation and prompt response in this matter. If you have any questions, please call Broadridge Financial Solutions, Inc. at 1-800-690-6903. Representatives are available to take your call Monday through Friday 9 a.m. to 10 p.m., Eastern time.

Sincerely,

[signature to be added]

Peter H. Shriver
Chief Executive Officer
Barrett Asset Management, LLC

Barrett Growth Fund
A series of Trust for Professional Managers

Important information to help you understand and vote on the proposal:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposal you are being asked to consider. This overview contains limited information and should be read in conjunction with the Proxy Statement.

Questions and Answers

Question:	What is this document and why did you send it to me?

Answer:	As of May 24, 2021, you were a shareholder of record of the Barrett Growth Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Barrett Asset Management, LLC (“Barrett” or the “Adviser”), to serve as the investment adviser for the Fund. This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and Proxy Card(s).

At a meeting of the Trust’s Board of Trustees (the “Board”) held on April 15, 2021, the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Adviser as the new investment adviser to the Fund under a new Investment Advisory Agreement (the “New Investment Advisory Agreement”), subject to shareholder approval.

Question:	What am I being asked to vote on?

Answer:	You are being asked to vote to approve the New Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. Barrett has served as the investment adviser to the Fund since its inception. Effective March 11, 2021, Barrett entered into a purchase agreement (the “Purchase Agreement”) with CI Financial, pursuant to which CI US Holdings Inc., a Delaware corporation, and CI Financial Corp., an Ontario corporation which is the parent company of CI US Holdings, Inc. (collectively, “CI Financial”), now owns a majority equity stake in Barrett. The closing of the transaction (the “Transaction”) resulted in an assignment, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the investment advisory agreement between the Trust, on behalf of the Fund, and Barrett (the “Prior Investment Advisory Agreement”) and, as a result, its automatic termination. In anticipation of the Transaction, at a meeting held on April 15, 2021, the Board, including a majority of the Independent Trustees, approved an interim investment advisory agreement effective April 15, 2021 between the Trust, on behalf of the Fund, and Barrett (the “Interim Investment Advisory Agreement”).

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Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement allows the Fund up to 150 days to obtain shareholder approval of a permanent investment advisory agreement between the Trust, on behalf of the Fund, and Barrett. The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement except for the effective date and the termination date of the agreement. Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Adviser are held in an escrow account until Fund shareholders approve the New Investment Advisory Agreement between the Adviser and the Trust, on behalf the Fund. The Board, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement with the Adviser on behalf of the Fund, to replace the Interim Investment Advisory Agreement, at a meeting held on April 15, 2021, subject to shareholder approval.

Question:	Has the Board approved the proposal and how does the Board recommend that I vote?

Answer:	Yes. The Board, including a majority of the Independent Trustees, has approved the proposal set forth herein and recommends that shareholders of the Fund also vote in favor of the proposal.

Question:	What will happen if the Fund’s shareholders do not approve the New Investment Advisory Agreement?

Answer:	If the Fund’s shareholders do not approve the New Investment Advisory Agreement for the Fund within 150 days after the effective date of the Interim Investment Advisory Agreement, the Board will have to consider other alternatives for the Fund, including, but not limited to, the consideration of other investment advisers, seeking exemptive relief from the SEC, or liquidating the Fund.

Question:	How will my approval of this proposal affect the management and operation of the Fund?

Answer:	The Fund’s investment strategies will not change as a result of the New Investment Advisory Agreement. It is anticipated that there will be no change to the Fund’s portfolio managers as E. Wells Beck and Owen W. Gilmore will continue to serve as the Fund’s portfolio managers. You will continue to receive uninterrupted investment management and shareholder services.

Question:	When and where will the Special Meeting be held?

Answer:	The Special Meeting will be held on August 3, 2021 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202.

Question:	Are there any material differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement?

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Answer:	No. There are no material differences between the Prior Investment Advisory Agreement and the New Investment Advisory Agreement other than the effective dates, and the Adviser’s ability to make recommendations with respect to the hiring, termination and replacement of any sub-adviser of the Fund to which the Adviser has delegated its duties under the New Investment Advisory Agreement.

Question:	How will my approval of this proposal affect the expenses of the Fund?

Answer:	The proposed approval of the New Investment Advisory Agreement will have no effect on the expenses of the Funds.

Question:	What are the primary reasons for the selection of the Adviser as the investment adviser of the Fund?

Answer:	The Board weighed a number of factors in reaching its decision to approve the Adviser as the investment adviser for the Fund, including the history, reputation, qualifications and resources of the Adviser, and the fact that the Fund’s portfolio managers, E. Wells Beck and Owen W. Gilmore, will continue to serve as portfolio managers to the Fund. Subject to approval by the Fund’s shareholders of the New Investment Advisory Agreement, the Adviser will enter into a new operating expense limitation agreement to waive management fees and/or reimburse expenses of the Fund so that the Fund’s total annual fund operating expenses do not exceed 1.00% (excluding Rule 12b-1 plan fees) of the Fund’s average daily net assets, for at least two years following the effective date of the New Investment Advisory Agreement. After two years, the Fund’s operating expenses may increase. Other than the effective date and initial term of the agreement, this operating expense limitation agreement is substantially identical to the Fund’s operating expense limitation agreement currently in place. Other expected benefits to the shareholders of the Fund include providing continuity in the portfolio management of the Fund, maintaining current relationships with certain third-party vendors, and avoiding the costs of finding a new investment adviser.

Question:	Has the Board approved the proposal and how does the Board recommend that I vote?

Answer:	Yes. The Board, including all of the Independent Trustees, has approved the proposal set forth herein and recommends that shareholders of the Fund also vote in favor of the proposal.

Question:	Who is Broadridge Financial Solutions, Inc.?

Answer:	Broadridge Financial Solutions, Inc. is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

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Answer:	The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question:	Who is eligible to vote?

Answer:	Shareholders of record of the Fund as of the close of business on May 24, 2021 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

Question:	What vote is required?

Answer:	Approval of the New Investment Advisory Agreement with the Adviser requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Question:	How do I vote my shares?

Answer:	Although you may attend the Special Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card(s) and mailing the Proxy Card(s) in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card(s) and following the recorded instructions.

In addition, you may vote through the Internet by visiting the website located on your Proxy Card(s) and following the on-line instructions. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the Fund’s proxy information line at 1-800-690-6903.

If you simply sign and date the Proxy Card(s) but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question:	Whom should I call for additional information about this Proxy Statement or the Fund?

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Answer:	If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund’s proxy information line at 1-800-690-6903. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Central time.

Question:	How is a quorum for the Special Meeting established?

Answer:	One-third of the Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum for the Fund at the Special Meeting. All proxies voted, including abstentions, are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

Please complete, sign and return the enclosed Proxy Card(s) in the enclosed envelope. You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed Proxy Card(s). No postage is required if mailed in the United States.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

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Barrett Growth Fund

A series of Trust for Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held August 3, 2021

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the Barrett Growth Fund (the “Fund”), a series of the Trust, to be held at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202, on August 3, 2021, at 10:00 a.m. Central time for the purpose of considering the following:

1.Approval of an investment advisory agreement between Barrett Asset Management, LLC (the “Adviser”) and the Trust, on behalf of the Fund.

The Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined under the Investment Company Act of 1940, as amended, has unanimously approved the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund. However, shareholder approval is required to proceed. The Board believes that the proposal is in the best interests of Fund shareholders and recommends that you vote in favor of the proposal.

Shareholders of record at the close of business on May 24, 2021 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees

[add signature]
Jay S. Fitton, Secretary
Trust for Professional Managers
[May 28], 2021

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

PRELIMINARY PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

Barrett Growth Fund

A Series of Trust For Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
877-363-6333

TO BE HELD ON August 3, 2021

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) and its series, the Barrett Growth Fund (the “Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on August 3, 2021 at 10:00 a.m. Central time at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as May 24, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. This proxy statement is expected to be mailed to shareholders on or about May 28, 2021. The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL: Approval of an investment advisory agreement between Barrett Asset Management, LLC and the Trust, on behalf of the Fund.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 3, 2021:

The Notice of Special Meeting, Proxy Statement and Proxy Card(s) are available at www.proxyvote.com. To obtain directions to attend the Special Meeting, please call 1-800-690-6903. For a free copy of the Fund’s latest annual and/or semi-annual report, call 877-363-6333 or visit the Fund’s website at www.barrettasset.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background and Legal Requirements in Approving the Interim and New Investment Advisory Agreement

Barrett Asset Management, LLC (“Barrett” or the “Adviser”) has served as the investment adviser to the Fund since its inception. Effective March 11, 2021, Barrett and the equityholders of Barrett entered into a purchase agreement (the “Purchase Agreement”) with CI US Holdings, Inc., a Delaware corporation, and CI Financial Corp., an Ontario corporation which is the parent company of CI US Holdings, Inc. (collectively, “CI Financial”), pursuant to which CI Financial acquired a majority ownership equity stake in Barrett. The closing of the transaction (the “Transaction”) resulted in an assignment, as that term is defined under the Investment Company Act of 1940, as amended (the “1940
Proxy Statement                                        1

Act”), of the investment advisory agreement between the Trust, on behalf of the Fund, and Barrett dated as of March 31, 2011, as amended (the “Prior Investment Advisory Agreement”), and, as a result, its automatic termination. In anticipation of the Transaction, at a meeting held on April 15, 2021, the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined under the 1940 Act (the “Independent Trustees”), unanimously approved an interim investment advisory agreement effective April 15, 2021 between the Trust, on behalf of the Fund, and Barrett (the “Interim Investment Advisory Agreement”). Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement allows the Fund up to 150 days to obtain shareholder approval of a permanent investment advisory agreement between the Trust, on behalf of the Fund, and Barrett. The Interim Investment Advisory Agreement will terminate upon the sooner to occur of (1) 150 days after the effective date of the Interim Investment Advisory Agreement, or (2) the approval by the Fund’s shareholders of the proposed New Investment Advisory Agreement.

The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement except for the effective date and the termination date of the agreement. Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Adviser during this interim period will be held in an escrow account at U.S. Bank, N.A. until Fund shareholders approve the New Investment Advisory Agreement between the Trust, on behalf the Fund, and the Adviser. Fees that are held in the escrow account, including interest earned, will be paid to the Adviser if the Fund’s shareholders approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement. If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement, then the Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing services under the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The proposed New Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser is substantially identical to the Prior Investment Advisory Agreement, except for its effective date and the Adviser’s ability to make recommendations with respect to the hiring, termination and replacement of any sub-adviser of the Fund to which the Adviser has delegated its duties under the New Investment Advisory Agreement. A copy of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A.

At a meeting of the Board held on April 15, 2021, the Board, including a majority of the Independent Trustees, voted unanimously to approve the proposed New Investment Advisory Agreement. The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement. Accordingly, the Fund is seeking shareholder approval to continue to engage the Adviser as its investment adviser on a permanent basis. If the Fund’s shareholders do not approve the Adviser as the investment adviser for the Fund within 150 days after the effective date of the Interim Investment Advisory Agreement, the Board will have to consider other alternatives for the Fund, including, but not limited to, the consideration of other investment advisers, seeking exemptive relief from the SEC, or liquidating the Fund.

The Independent Trustees last approved the Prior Investment Advisory Agreement on August 18, 2020 as part of the Board’s regular annual review process. The Prior Investment Advisory Agreement was last approved by the Fund’s shareholders on February 25, 2011.

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Compensation Paid to Barrett Asset Management, LLC

Under the Prior Investment Advisory Agreement, Barrett was entitled to receive a monthly management fee computed at an annual rate of 1.00% of the Fund’s average daily net assets in return for the services provided by Barrett as the prior investment adviser to the Fund (subject to applicable operating expense limitations). The fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement. For the fiscal year ended May 31, 2020, the Fund paid the following investment management fees:

Fiscal Year	Management Fee	Waiver	Management Fee After Waiver
June 1, 2019 through May 31, 2020	$289,823	$(163,293)	$126,530

In connection with the Prior Investment Advisory Agreement, the Adviser had contractually agreed to waive a portion of its management fees and reimburse certain expenses for the Fund to ensure the total annual fund operating expenses (exclusive of front-end or contingent deferred loads, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) did not exceed 1.25% of the Fund’s average daily net assets. Because the prior operating expense limitation agreement dated March 31, 2011 terminated upon the termination of the Prior Investment Advisory Agreement, the Board also approved a new expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, in anticipation of the close of the Transaction. Importantly, the new operating expense limitation agreement for the Fund excludes Rule 12b-1 plan fees and shareholder servicing plan fees, unlike the prior operating expense limitation agreement. Under the new operating expense limitation agreement, the Adviser has contractually agreed to waive its management fees and reimburse certain expenses for the Fund to ensure that total annual fund operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net assets. The new operating expense limitation agreement will continue for at least two years from the effective date of the New Investment Advisory Agreement and includes terms substantially identical to the prior operating expense limitation agreement, with the exception of the effective date and the exclusion of Rule 12b-1 plan fees and shareholder servicing plan fees.

Information about Barrett Asset Management,LLC

The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser’s principal office is located at 90 Park Avenue, 34th Floor, New York, New York 10016. As of April 30, 2021, the Adviser had approximately $[...] billion of assets under management.

The following table sets forth the name, position and principal occupation of each current director and principal officer of the Adviser, each of whom is located at the Adviser’s principal office location.

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Name	Position/Principal Occupation
John D. Barrett, II	Chairman
Peter H. Shriver	Chief Executive Officer
Robert J. Milnamow	President
Amy Kong	Chief Investment Officer, Managing Director
E. Wells Beck	Executive Partner, Director of Research, Managing Director
Christina A. Bater	Managing Director
John G. Youngman	Managing Director
M. L. Graeme Campbell	Executive Partner, Managing Director
Owen W. Gilmore	Associate Managing Director
Michael J. Andrews	Chief Compliance Officer and Operation Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of the Adviser as of May 24, 2021 and following the close of the Transaction.

Name	% of Voting Securities Held Prior to the Closing of the Transaction (as of 5/24/21)	% of Voting Securities Held Following the Close of the Transaction
[...]
[...]

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the New Investment Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the New Investment Advisory Agreement have been included in this summary. The investment advisory services to be provided by Barrett and the fee structure under the New Investment Advisory Agreement are identical to the services previously provided by Barrett and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Fund by taking on certain responsibilities, including the responsibility to: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other permitted investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended, for the Fund, and take other actions on behalf of the Fund; (iv) maintain the required books and records relating to its investment management activities for the Fund, except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one annual presentation before the Board. The New Investment Advisory Agreement also permits the Adviser to
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make recommendations with respect to the hiring, termination and replacement of any sub-adviser of the Fund to which the Adviser has delegated its duties under the agreement.

Brokerage. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, to the extent not delegated to a sub-adviser in the case of the New Investment Advisory Agreement, the Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take such factors as it deems relevant into consideration including, without limitation: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses. Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the Adviser to provide investment management services to the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (but not to existing shareholders), to the extent such expenses are not covered by any applicable shareholder servicing fee plan or plan adopted pursuant to Rule 12b-1 under the 1940 Act, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser, and any costs of liquidating or reorganizing the Fund. The New Investment Advisory Agreement also specifically provides that the Adviser may be responsible for paying certain fees for sub-TA services or distribution services to financial intermediaries.

The Fund is responsible for and has assumed the obligation for payment of all of its own expenses, except for those specifically assigned to the Adviser under the investment advisory agreement, including, but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Limitation of Expenses. Under the prior operating expense limitation agreement, the Adviser had contractually agreed to waive a portion of its management fees and reimburse certain expenses for the Fund to ensure the total annual fund operating expenses (exclusive of front-end or contingent deferred
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loads, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) did not exceed 1.25% of the Fund’s average daily net assets. Importantly, the new operating expense limitation agreement for the Fund excludes Rule 12b-1 plan fees and shareholder servicing plan fees, unlike the prior operating expense limitation agreement. Under the new operating expense limitation agreement, the Adviser has contractually agreed to waive its management fees and reimburse certain expenses for the Fund to ensure the total annual fund operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net assets. The new operating expense limitation agreement will continue for at least two years from the effective date of the New Investment Advisory Agreement.

Management Fees. Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee computed daily and paid monthly, based on an annual rate equal to 1.00% of the Fund’s average daily net assets.

Duration and Termination. The Prior Investment Advisory Agreement became effective at the time the Fund commenced operations. The New Investment Advisory Agreement will become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for an initial period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the (i) Board or by the vote of a majority of the outstanding securities of the Fund and (ii) the vote of a majority of the Independent Trustees. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement, the Board, including a majority of the Independent Trustees, considered its fiduciary responsibilities with regard to the Fund and also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the Adviser since the Fund’s inception compared to the quality of services expected to be provided to the Fund with the Adviser as the investment adviser going forward; (2) the investment performance of the Fund while managed by the Adviser; (3) the fact that terms of the Interim Investment
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Advisory Agreement and the New Investment Advisory Agreement are not materially different than the terms of the Prior Investment Advisory Agreement with the exception of the Adviser’s ability to make recommendations with respect to the hiring, termination and replacement of any sub-adviser of the Fund to which the Adviser has delegated its duties under the New Investment Advisory Agreement; (4) the fact that the Adviser’s portfolio managers will continue to manage the Fund, as well as the fact that the Fund will benefit from the depth of investment talent and resources of the Adviser; (5) the fact that the fee structure under the Interim Investment Advisory Agreement and the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement and that the Adviser will maintain the Fund’s current expense limitation arrangement under an interim operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, for the period that the Interim Investment Advisory Agreement is in place and under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, for a period of at least two (2) years from the effective date of the New Investment Advisory Agreement; and (6) other factors deemed relevant.

The Board also evaluated the Interim Investment Advisory Agreement and the New Investment Advisory Agreement in light of information they had requested and received from the Adviser prior to the meeting of the Board on April 15, 2021. A summary of the material factors considered by the Board in its deliberations as to whether to approve the Interim Investment Advisory Agreement and the New Investment Advisory Agreement, and the Board’s conclusions, follows. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services To Be Provided to the Fund. The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of E. Wells Beck and Owen W. Gilmore, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed the information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with the Adviser to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the novel coronavirus (COVID-19) pandemic and challenges to day-to-day operations in a predominately work-from-home environment. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

Investment Performance of the Adviser and the Fund. The Trustees discussed the performance of the Fund for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2021. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute
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basis and in comparison to the Fund’s benchmark index, the S&P 500® Index, and in comparison to a peer group of U.S. open-end large growth funds in the Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of a composite of other separately-managed equity only accounts of the Adviser that are similar to the Fund in terms of investment strategy.

The Trustees noted the Fund’s performance for each of the quarter, one-year, three-year, five-year and ten-year periods ended March 31, 2021 was below the Morningstar Peer Group median. The Trustees noted the Fund outperformed the S&P 500® Index for the three-year and five-year periods ended March 31, 2021, but that the Fund’s performance lagged the S&P 500® Index for the quarter, one-year, ten-year and since inception periods ended March 31, 2021. The Trustees reviewed the Fund’s performance relative to the Adviser’s composite of other separately-managed equity only accounts managed with investment strategies substantially similar to the Fund and noted the Adviser attributed any differences in performance for the periods reviewed to the Fund’s more growth-oriented investment strategy, specific stock selection and higher concentration of holdings in the Fund’s portfolio.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Costs of Service and Profits To Be Realized by the Adviser. The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements provided by the Adviser.

The Trustees also considered the overall profitability of the Adviser and reviewed relevant financial information of the Adviser. The Trustees also examined the level of profits to be realized by the Adviser from the fees payable under each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement, as well as the Fund’s brokerage practices. These considerations were based on materials requested by the Trustees and the Fund’s administrator in advance of the meeting of the Board on April 15, 2021.

The Trustees noted that the Fund’s contractual management fee of 1.00% ranked above the Morningstar Peer Group average of 0.73%. The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements and excluding the Fund’s Rule 12b-1 plan fee) of 1.00% ranked slightly above the Morningstar Peer Group average of 0.96% (which excludes Rule 12b-1 plan fees). The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts and another registered mutual fund managed by the Adviser.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive, and the Trustees further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite subsidizing the Fund’s operations.
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The Trustees then noted the Interim Investment Advisory Agreement and the New Investment Advisory Agreement contained the identical fee structure as the Existing Advisory Agreement. The Trustees further noted the Adviser had agreed to waive advisory fees and/or reimburse expenses of the Fund for the period that the Interim Investment Advisory Agreement is in place under an interim operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, and, in addition, for at least two years after the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund.

The Trustees concluded that the Fund’s expenses and the management fees to be paid to the Adviser under each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit to be realized from sponsoring the Fund was not excessive and that the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

Extent of Economies of Scale as the Fund Grows. The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded the proposed fee structure under each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset levels.

Benefits Derived from the Relationship with the Fund. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees examined the brokerage practices of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to obtain research or brokerage services or attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

Conclusions. No single factor was determinative in the Board’s decision to approve each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees. Based on a consideration of all the factors in their totality, the Board determined that each of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement with the Adviser, including the advisory fees to be paid thereunder, was fair and reasonable. The Board therefore determined that the approval of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

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Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor that, when a transaction occurs, such as the proposed change in control of the Adviser, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.

The first condition specifies that no “unfair burden” may be imposed on the Funds managed by the investment adviser as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the Transaction occurs whereby the investment adviser (or its predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any arrangement relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund as a result of the Transaction. In addition, to avoid an “unfair burden” on the Fund, the Adviser has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net assets (the “Expense Cap”) for a period of at least two years. The agreement by the Adviser to waive management fees and/or reimburse expenses of the Fund will continue for least two years following the date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund. After two years, the Fund’s operating expenses may increase. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for three years from the date they were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment, which includes fees waived or expenses paid for the benefit of the Fund prior to the Transaction. Other than the effective date, initial term of the agreement and the exclusion of Rule 12b-1 plan fees and shareholder servicing plan fees, this operating expense limitation agreement is substantially identical to the prior operating expense limitation agreement dated as of March 31, 2011 and currently in place between the Trust, on behalf of the Fund, and the Adviser. The Adviser may also recoup previously waived fees and/or reimbursed expenses prior to the change in control of the Adviser.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Trust’s board of trustees must be composed of Independent Trustees (i.e., not “interested persons” as that term is defined under the 1940 Act of the Adviser). The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

Based on the foregoing, the Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that the two conditions set forth in Section 15(f) will continue to be satisfied for the required time period.

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Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement in order to retain the Adviser as the investment adviser for the Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.
SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Proposals must be received at a reasonable time before the Trust begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Adviser or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of the Record Date, the Fund had [...] shares outstanding.

Management Ownership. As of the Record Date, no officer or trustee of the Fund as a group owned of record or beneficially any of the Fund’s outstanding shares. Furthermore, neither the Trustees
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nor members of its immediate family own securities beneficially or of record in the Adviser, or any of its affiliates. Accordingly, neither the Trustees nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, or any of its affiliates. In addition, during the most recently completed calendar year, neither the Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which the Adviser, or any of its affiliates was a party.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As of the Record Date, no person was a control person of the Fund, and all Trustees and officers of the Trust as a group owned beneficially (as defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of the Fund. As of the Record Date, the shareholders indicated below were known by the Fund to be a principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
[...]	[...]	[...]	[...]	[...]
[...]	[...]	[...]	[...]	[...]
[...]	[...]	[...]	[...]	[...]

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares. Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares,” a description of which is included in the Fund’s Statement of Additional Information dated September 28, 2020. The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and Proxy Card(s), on or about May 28, 2021. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund. The Adviser has entered into a contract with Broadridge Financial Solutions, Inc. (“Broadridge”) pursuant to which Broadridge will provide certain project management, internet and telephone voting services in addition to the mailing of the proxy statement. In addition, Broadridge may
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be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund. The Fund may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Jay S. Fitton, Secretary, Trust for Professional Managers, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card(s) (if received in time to be voted). Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, brokers holding shares of the Fund in “street name” accounts for their customers will request voting instructions from their customers and beneficial owners. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received such voting instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the only proposal on the agenda is non-discretionary, the Trust does not expect to receive broker non-votes.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR the proposal. All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum for the Fund is one-third of outstanding shares entitled to vote in person or by proxy at the Special Meeting with respect to the Fund. If a quorum is not present at the Special Meeting with respect to the Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present at the Special Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Fund at the close of business on May 24, 2021 will be entitled to vote at the Special Meeting. Other than any principal shareholders disclosed above, to the knowledge of the Fund, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of
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the Fund as of May 24, 2021. Each whole share of the Fund you hold as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by [mail/internet], but also may include telephone, facsimile or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Broadridge, Trust officers, employees or agents asking you to vote. The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Adviser. The estimated cost of the solicitation is $2,000.

Service Providers

The Fund’s investment adviser is Barrett Asset Management, LLC, located at 90 Park Avenue, 34th Floor, New York, New York 10016. The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Quasar Distributors, LLC, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202, serves as distributor and principal underwriter to the Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement, future proxy statements or other related materials please call 877-363-6333 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.
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Exhibit A

TRUST FOR PROFESSIONAL MANAGERS

INVESTMENT ADVISORY AGREEMENT
with

BARRETT ASSET MANAGEMENT, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of [DATE], 2021, by and between Trust for Professional Managers, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust as indicated on Schedule A attached hereto, as may be amended from time to time (the “Fund”), and Barrett Asset Management, LLC (hereinafter called the “Adviser”), the investment adviser for the Fund.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.    APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2.    DUTIES OF ADVISER.

(a)    GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation: the Trust’s Declaration of Trust and By-Laws, each as amended from time to time; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, as amended, and other applicable law. Subject to the requirements of the Investment Company Act, the Adviser is authorized to delegate its duties hereunder, at the Adviser’s own expense, to a sub-adviser, which is a registered investment adviser under the Advisers Act, pursuant to a written agreement under which the sub-

adviser shall furnish the services specified therein to the Adviser or the Fund. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a sub-adviser (a “Sub-Adviser”).

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) make recommendations with respect to the hiring, termination and replacement of a Sub-Adviser; (iv) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Fund, and take other required actions on behalf of the Fund; (v) maintain required books and records relating to its investment management activities for the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request and which can be produced by the Adviser without undue cost or effort; and (vii) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board of Trustees may reasonably request, including an annual presentation before the Board of Trustees, generally to be held in-person. It is understood and agreed that the Adviser shall have no obligation to initiate or defend against litigation on behalf of the Fund.

(b)    BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. In placing portfolio transactions, the Adviser will seek to obtain “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the Adviser may consider the full range of a broker- dealer’s services. The factors that may be considered by the Adviser in seeking best execution include, but are not limited to, the broker-dealer’s execution capability; clearance and settlement services; commission rate; trading expertise; willingness and ability to commit capital; ability to provide anonymity; financial responsibility; reputation and integrity; responsiveness; access to underwritten offerings and secondary markets; and access to company management, as well as the value of any research provided by the broker- dealer. In assessing which broker-dealer can provide best execution for a particular trade, the Adviser also may consider the timing and size of the order and available liquidity and current market conditions. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and provide to the Adviser and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and its other clients. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made.

Subject to such policies as the Board of Trustees may determine and provide to the Adviser and consistent with Section 28(e) of the Exchange Act, the Adviser also may consider the receipt of commission sharing arrangements as a factor in selecting brokers or dealers to execute transactions consistent with its duty to seek best execution. Under such arrangements, the Adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide research services to the investment adviser. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund and its other clients.

The Adviser is actively engaged in transactions for other advisory clients involving the same securities and instruments in which the Fund will invest. The Adviser manages and advises other client accounts and investment vehicles which have investment objectives similar to, as well as dissimilar to, those of the Fund and/or which may engage in transactions in the same types of securities and instruments as the Fund. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients and/or investment vehicles, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients and investment vehicles. In such event, the position of the Fund and such client accounts and investment vehicles in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts and investment vehicles seek to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts and investment vehicles simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts and investment vehicles in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

3.    REPRESENTATIONS OF THE ADVISER.

(a)    The Adviser shall in good faith perform its duties to the Fund as set forth in this Agreement.

(b)    The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)    The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

4.    INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.    ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6.    EXPENSES.

(a)    With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses, (ii) providing the personnel, office space and equipment reasonably necessary for the Adviser to provide investment management services to the Fund, (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act, (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser, and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b)    The Fund is responsible for and shall assume the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage, trading and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)    The Adviser may voluntarily or contractually absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(d)    To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund are obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing the services.

(e)    The Adviser may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including, without limitation, banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board of Trustees. Where such arrangements are authorized by the Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7.    MANAGEMENT FEE.

(a)    Each Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)    The management fee shall be accrued daily by each Fund and paid to the Adviser on the first business day of the succeeding month.

(c)    The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)    The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to a Fund and as required under any expense limitation applicable to the Fund.

(e)    The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)    Any such reductions made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and/or expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and/or expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon the Board of Trustees’ quarterly review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g)    The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.    NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use a Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.    CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.    REPORTS AND ACCESS.

(a)    The Adviser agrees to supply such information which can be produced by the Adviser without undue cost or effort to the Fund’s administrator and, subject to the limits set forth in this subsection to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees. Any compliance inspection requested by the Fund’s administrator shall (i) require reasonable advance written notice, (ii) take place during the Adviser’s regular business hours, (iii) be at no additional expenses to the Adviser and (iv) be subject to appropriate confidentiality requirements and the Adviser’s security procedures.

(b)    The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c)    The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11.    ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)    The Adviser shall have responsibility for the accuracy and completeness of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b)    The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies resulting from willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser.

(c)    In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of a Fund may have under any federal securities law or state law.

(d)    Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of such party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)    No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.    NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s engagement of the Adviser is not an exclusive arrangement. The Trust may from time to time engage other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, including but not limited to investment vehicles, and shall not in any way be limited or restricted from buying, selling, holding or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will prevent the Adviser from performing its obligations to the Fund under this Agreement, and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.    TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Fund’s administrator will provide the Adviser with the names of all investment advisers to the other series of the Trust and the names of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser will promptly notify the Fund’s administrator in the event it is or becomes an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.    TERM. This Agreement shall become effective with respect to the Fund as of the date first written above and, with respect to any other Fund, at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended, and shall continue for an initial term of two years thereafter, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15.    RIGHT TO USE NAME.

(a)    The Adviser warrants that the Fund’s name is not deceptive or misleading. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by the Fund shall be resolved by the Adviser. The Adviser shall at all times have all rights in and to the Fund’s name or any name derived from using the name “Barrett Asset Management” or “Barrett”. The Fund shall have a license to use, but have no other rights in or to, the name “Barrett Asset Management” or “Barrett” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Adviser.

(b)    It is understood and hereby agreed that the name “Trust for Professional Managers” or “TPM” is the property of the Trust for trademark and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

16.    TERMINATION; NO ASSIGNMENT.

(a)    This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b)    This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act and rules and regulations thereunder.

17.    NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S- P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities. This paragraph shall not apply to any information obtained directly by the Adviser from sources other than the Trust.

18.    ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Trust agrees to provide to the Adviser its current Anti-Money Laundering Policy and any future amendments thereto. The Adviser further agrees to provide to the Trust and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust in order for the Trust to comply with applicable AML Laws. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.    CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures, provided, however, that the Adviser shall not be obligated to take any actions which involve undue cost or effort. The Adviser agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to such Fund’s certification obligations under the Sarbanes-Oxley Act.

20.    SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.    CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.    GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

TRUST FOR PROFESSIONAL MANAGERS on behalf its series listed on Schedule A	BARRETT ASSET MANAGEMENT, LLC

By: ___________________________	By: _____________________________
Name: John P. Buckel	Name: Peter H. Shriver
Title: President	Title: Chief Executive Officer

SCHEDULE A

Series or Fund of Trust for Professional Managers	Annual Fee Rate as a Percentage of Average Daily Net Assets
Barrett Growth Fund	1.00%

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

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To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
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3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://viewproxy.com/northerntrust/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D55487-S25045

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of the Fund has approved, and unanimously recommends that you vote FOR, the Proposal.

		For	Against	Abstain
1.	Approval of an investment advisory agreement between Barrett Asset Management, LLC (the "Adviser") and the Trust, on behalf of the Fund.	☐	☐	☐
2.	Such other business as may properly come before the Meeting or any adjournment(s) thereof.			

PLEASE SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

NOTE: Please sign this proxy exactly as shareholder name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

D55488-S25045

BARRETT GROWTH FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS
August 3, 2021

The undersigned hereby appoints Kelly Burns and Melissa Aguinaga, and each of them, the attorneys and proxies of the undersigned, with right of submission, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote, at the 2021 Special Meeting of The Barrett Opportunity Fund, Inc. Fund, to be held at the offices of the Fund, 90 Park Avenue, 34th Floor, New York, NY 10016 (the "Meeting") on August 3, 2021 at 12:00 pm or any continuation following an adjournment thereof, and on any other matters that may arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgement. You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.